UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2011

CHINA GREEN AGRICULTURE, INC.

 (Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3rd Floor, Borough A, Block A.
No.181 South Taibai Road
Xi’an, Shaanxi Province
People’s Republic of China 710065
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (011)-86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 10, 2011, China Green Agriculture, Inc. (the “Company”) issued a press release announcing (i) certain financial results for the fiscal quarter ended March 31, 2011; (ii) guidance for the fiscal year ending June 30, 2011; and (iii) a conference call to be held by the Company on Wednesday, May 11, 2011 at 8:30 a.m. ET to discuss the results of operations for the quarter ended March 31, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

This information under this Item 2.02 and the Press Release attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description
99.1	Press Release, dated May 10, 2011.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2011

CHINA GREEN AGRICULTURE, INC.

By:	/s/ Tao Li
Tao Li,
President and Chief Executive Officer